UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2007
Date of Report (Date of earliest event reported)

MOBIVENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51855	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 3.19, 130 Shaftesbury Avenue
London, England	W1D 5EU
(Address of principal executive offices)	(Zip Code)

+44(0) 20 7031 1193
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01         Entry into a Material Definitive Agreement

Regulation S Debt Conversion Agreements - Shares

MobiVentures Inc. (“We” or the “Company”) has entered into a Regulation S debt conversion agreement (the “Conversion Agreement”) with each of Nigel Nicholas, the Chief Executive Officer, the Director of Operations and a director of the Company, Ian Downie, a director of the Company, Pollux OU and Tracebit Holding Oy (together, the “Creditors”) whereby the Company has agreed to issue to the Creditors a total of 8,051,714 shares of common stock of the Company (the “Shares”) as repayment and settlement of an aggregate of $169,086 of indebtedness owed by the Company to the Creditors (the “Indebtedness”) on the basis of one Share for each $0.021 of the Indebtedness. The Shares will be issued pursuant to either Rule 903 of Regulation S of the Securities Act of 1933 (the “Act”) and, as such, are restricted securities. Each Creditor entered into a Conversion Agreement with the Company that included representations, warranties and covenants regarding the restricted status of the securities. The Company has granted piggyback registration rights to the Creditors. The issuance of the Shares was approved by written consent board resolutions of the Company’s board of directors on November 9, 2007.

Pollux OU, is a shareholder of the Company whose director, Miro Wikgren, is also a director and Chief Technical Officer of the Company. Pollux OU will be issued a total of 2,450,000 Shares in consideration for the repayment of a total US$51,450 in settlement of the Indebtedness owed by the Company to Pollux OU.

Tracebit Holding Oy is a shareholder of the Company whose Chairman, Peter Åhman, is also a director, President, Chief Financial Officer, Secretary and Treasurer of the Company. Tracebit Holding Oy will be issued 3,000,000 Shares in consideration for the repayment of a total US$63,000 in settlement of the Indebtedness owed by the Company to Tracebit Holding Oy.

A form of the Conversion Agreement is attached hereto as Exhibit 10.1.

Regulation S Debt Conversion Agreement - Warrants

The Company has also entered into a Regulation S debt conversion agreements (the “Conversion Agreement”) with Gary Flint, a director of the Company, whereby the Company has agreed to issue to Mr. Flint a total of 1,915,000 warrants (the “Warrants”) to purchase a total of 1,915,000 shares of common stock of the Company (the “Warrant Shares”). The Warrants will be issued by the Company in repayment and settlement of an aggregate of $40,215 of indebtedness owed by the Company to Mr. Flint (the “Indebtedness”) on the basis of one Warrant Share for each $0.021 of the Indebtedness. The Warrants will be issued pursuant to Rule 903 of Regulation S of the Securities Act of 1933 (the “Act”) and, as such, the Warrant Shares to be issued upon exercise of the Warrants are restricted securities. Mr. Flint entered into a Conversion Agreement with the Company that included representations, warranties and covenants regarding the restricted status of the securities. The Company has granted piggyback registration rights to Mr. Flint. The issuance of the Warrants to Mr. Flint was approved by written consent board resolutions of the Company’s board of directors on November 9, 2007.

A form of the Conversion Agreement is attached hereto as Exhibit 10.2

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02          Unregistered Sales of Equity Securities

We have completed the following sales of equity securities in transactions that have not been registered under the Securities Act of 1933 (the “Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

  On November 9, 2007, we issued a total of 8,051,714 shares of our common stock to four investors, each of whom is a director and officer of the Company, pursuant to debt conversion agreements entered into between the Company and each of the investors in repayment and settlement of a total of $169,086 of our indebtedness to the investors at a conversion price of $0.021 per share pursuant to Rule 903 of Regulation S of the Act. No commissions were paid in connection with the completion of this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. In the debt conversion agreements, the investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the shares for the account or benefit of a U.S. person. The debt conversion agreements also included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investors agreed by execution of the debt conversion agreement: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. Piggyback registration rights were granted to the investors.

  On November 9, 2007, we issued a total of 1,915,000 warrants to one investor, namely Gary Flint, a director and officer of the Company, pursuant to a debt conversion agreement entered into between the Company and the investor in repayment and settlement of a total of $40,215 of our indebtedness to the investor. The warrants are exercisable at a conversion price of $0.021 per share for a period of five years pursuant to Rule 903 of Regulation S of the Act. No commissions were paid in connection with the completion of this offering. We completed the offering of the warrants pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the warrants was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the warrants. The investor represented to us that the investor was not U.S. persons, as defined in Regulation S, and was not acquiring the warrants for the account or benefit of a U.S. person. The debt conversion agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the debt conversion agreement for the warrants: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

  On September 17, 2007, we issued a total of 125,000 shares of our common stock to one investor pursuant to a debt conversion agreement entered into between the Company and the investor in repayment and settlement of an aggregate of $25,000 of our indebtedness to the investor at a conversion price of $0.20 per share pursuant to Rule 903 of Regulation S of the Act. No commissions were paid in connection with the completion of this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. In the debt conversion agreement, the investor represented to us that the investors was not U.S. persons, as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The debt conversion agreement also included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the debt conversion agreement: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.
•

On September 4, 2007, we completed a private placement with one investor of 50,412 units at a price of US$0.20 per unit for total proceeds of US$10,082.40 pursuant to Rule 903 of Regulation S of the Act. Each unit is comprised of one share of common stock and one share purchase warrant. Each warrant entitles the investor to purchase one additional share of common stock at a price of US$0.40 per share for a one year period from the date of the issuance of the warrants. No commissions were paid in connection with the completion of this offering. We completed the offering of the units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investor represented to us that the investor was not U. S. persons, as defined in Regulation S, and was not acquiring the units for the account or benefit of a U.S. person. The subscription agreement executed between us and the investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investor agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

  On August 21, 2007, we completed a private placement with nine investors of 590,565 units at a price of US$0.20 per unit for total proceeds of US$118,113 pursuant to Rule 903 of Regulation S of the Act. Each unit is comprised of one share of common stock and one share purchase warrant. Each warrant entitles the investor to purchase one additional share of common stock at a price of US$0.40 per share for a one year period from the date of the issuance of the warrants. No commissions were paid in connection with the completion of this offering. We completed the offering of the units pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. The investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the units for the account or benefit of a U.S. person. The subscription agreements executed between us and the investors included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investors agreed by execution of the subscription agreement for the units: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.
  On August 10, 2007, we issued a total of 68,516 shares of our common stock to two consultants of the Company, namely Nigel Nicholas and Ian Downie, each of whom is a director and officer of the Company, at an average price of $0.232 per share at a total proceeds of $15,913.70 pursuant to consultant agreements entered into between the Company and the investors on March 9, 2007 and March 14, 2007 respectively pursuant to Rule 903 of Regulation S of the Act. In addition, options to purchase 72,169 shares of our common stock were granted pursuant to the consultant agreements. No commissions were paid in connection with the completion of this offering. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. In the debt conversion agreements, the investors represented to us that the investors were not U.S. persons, as defined in Regulation S, and were not acquiring the shares for the account or benefit of a U.S. person. The debt conversion agreements also included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investors agreed by execution of the debt conversion agreement: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

  On August 9, 2007, we issued a total of 150,000 shares of our common stock to one investor pursuant to a consultant agreement entered into between the Company and the investor on August 9, 2007 pursuant to Section 4(2) of the Act. No commissions were paid in connection with the completion of this offering. We completed the offering of the units pursuant to Section 4(2) of the Act on the basis that each investor is a sophisticated purchaser and an “accredited investor”, as defined under Rule 501(a) of Regulation D of the Act. The investor represented to us its intent to acquire the securities for investment purposes for its own account. No general solicitation or general advertising was undertaken in connection with this offering. All securities issued were endorsed with a restrictive legend confirming that the securities could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Description

10.1	Form of Regulation S Conversion Agreement (Nigel Nicholas, Ian Downie, Pollux OÜ and Tracebit Holding Oy) **

10.2	Form of Regulations S Debt Conversion Agreement (Gary Flint) **

** To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVENTURES INC.

DATE: November 15, 2007	By:	/s/ Peter Åhman
Peter Åhman
President